UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                NOVEMBER 19, 1997


                                 PROXYMED, INC.
             (Exact name of registrant as specified in its charter)



             FLORIDA                       0-22052             65-0202059
(State or other jurisdiction             (Commission          (IRS Employer
      of incorporation)                  File Number)       Identification No.)



  2501 DAVIE ROAD, SUITE 230, FT. LAUDERDALE, FLORIDA           33317-7424
       (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (954) 473-1001


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

       On November 19, 1997, the Company acquired substantially all of the assets and the business of US HealthData Interchange, Inc. ("USHDI") from Avatex Corporation. USHDI provides electronic processing of transactions including medical claims, encounters and other financial transactions. The purchase price consisted of $4,000,000 in cash paid at closing. The acquisition will be accounted for as a purchase. A portion of the purchase price was funded through a private placement sale of 500,000 shares of common stock for $8.25 per share, of which $2,062,500 was paid on November 19, 1997, and $2,062,500 will be paid by December 19, 1997.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) The audited financial statements required by Item 7(a) of US HealthData Interchange, Inc. as of and for the two years ended March 31, 1997 are included as an exhibit to this Form 8-K.

        (b) The pro forma financial information required by Item 7(b) are included as exhibits to this Form 8-K. Such pro forma financial information has been derived from the financial statements of ProxyMed, Inc. and US HealthData Interchange, Inc. The pro forma financial information also includes information derived from the financial statements of Clinical MicroSystems, Inc. and Hayes Computer Systems, Inc., both previously acquired by the Company and previously reported on Forms 8-K dated March 14, 1997 and April 30, 1997, respectively. The pro forma information consists of the following: a pro forma combined balance sheet as of September 30, 1997 (the end of the most recent period for which a consolidated balance sheet of the Company is required); a pro forma combined statement of operations for the year ended December 31, 1996 (the Company's most recent fiscal year); and a pro forma combined statement of operations for the nine months ended September 30, 1997 (the period covering the Company's most recent fiscal year end to the most recent interim date for which a balance sheet is required).

        (c) The following exhibits are included herein:

                Exhibit 2.1 -  Asset Purchase Agreement dated November 19,
                               1997 between ProxyMed, Inc. and US HealthData Interchange, Inc.

                Exhibit 2.2 -  Audited Financial Statements for US HealthData
                               Interchange, Inc. as of and for the two years ended March 31, 1997.

                Exhibit 2.3 -  Unaudited Balance Sheet for US HealthData
                               Interchange, Inc. as of September 30, 1997 and Statements of Operations for the six months ended September 30, 1997 and 1996.

                Exhibit 99.1 - Pro Forma Combined Balance Sheet of ProxyMed,
                               Inc. and US HealthData Interchange, Inc. as of September 30, 1997.

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



                Exhibit 99.2 - Pro Forma Combined Statement of Operations of
                               ProxyMed, Inc., Clinical MicroSystems, Inc.,
                               Hayes Computer Systems, Inc. and US HealthData Interchange, Inc. for the year ended December 31, 1996.

                Exhibit 99.3 - Pro Forma Combined Statement of Operations of
                               ProxyMed, Inc., Clinical MicroSystems, Inc.,
                               Hayes Computer Systems, Inc. and US HealthData Interchange, Inc. for the nine months ended September 30, 1997.


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


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       PROXYMED, INC.




Date  DECEMBER 3, 1997                /S/ BENNETT MARKS
      -----------------                -----------------
                                       Bennett Marks, Executive Vice
                                       President - Finance and Chief
                                       Financial Officer


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


                                INDEX TO EXHIBITS


EXHIBIT NUMBER                     DECSRIPTION
--------------                     -----------

     2.1 Asset Purchase Agreement dated November 19, 1997 between ProxyMed, Inc. and US HealthData Interchange, Inc.

     2.2 Audited Financial Statements for US HealthData Interchange, Inc. as of and for the two years ended March 31, 1997.

     2.3 Unaudited Balance Sheet for US HealthData Interchange, Inc. as of September 30, 1997 and Statements of Operations for the six months ended September 30, 1997 and 1996.

    99.1 Pro Forma Combined Balance Sheet of ProxyMed, Inc. and US HealthData Interchange, Inc. as of September 30, 1997.

    99.2 Pro Forma Combined Statement of Operations of ProxyMed, Inc., Clinical MicroSystems, Inc., Hayes Computer Systems, Inc. and US HealthData Interchange, Inc. for the year ended December 31, 1996.

    99.3 Pro Forma Combined Statement of Operations of ProxyMed, Inc., Clinical MicroSystems, Inc., Hayes Computer Systems, Inc. and US HealthData Interchange, Inc. for the nine months ended September 30, 1997.


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